Gold Flora Corporation Files for Voluntary Receivership

COSTA MESA, CA.—Gold Flora Corporation (“Gold Flora” or the “Company”), a cannabis company with subsidiaries operating across California, today announced that it filed for a voluntary receivership pursuant under the laws of the State of California (the “Receivership Proceedings”) on March 27, 2025 to seek court protection as a result of obligations from legacy lawsuits that arose out of Gold Flora’s acquisition of TPCO Holding Corp (a/k/a The Parent Company) and mounting costs of operations and high yield debt. Additionally, the Company has received a notice of default from J.J. Astor & Co. (“Astor”) with respect to senior secured promissory notes issued to Astor between August 2024 and December 2024, which events of default increased the aggregate amount of outstanding principal and interest under the notes to approximately $11.5 million. The Company anticipates being placed into receivership in the Los Angeles Superior Court, Santa Moncia Division and expects Richard Ormond of Stone Capital Blossom, LLC , one of California’s most experienced cannabis receivers, to be appointed as the Company’s receiver). While preparing for an orderly sale of its California operations, Gold Flora intends to continue operating as a going concern and expects to be sold as a going concern as well as it retains a business consisting of 16 dispensaries and a 100,000 square foot cultivation campus.

“This was a difficult but correct decision to make for all stakeholders,” said CEO and founder Laurie Holcomb. “While Gold Flora remains a leading operator and retailer in the cannabis market in California with over $100 million in annual revenues, the liabilities on our balance sheet, many of which are due to lawsuits we inherited with the TPCO business combination, forced us to file for a voluntary receivership that is necessary to achieve an orderly sale of the business. We believe Gold Flora’s business remains valuable and sound, but receivership is our only option to sell the business as a going concern as opposed to seeing it broken up by different creditors, which we believe is not in the best interest of any stakeholder. Therefore, after careful consideration of these factors, duties owed to all stakeholders and in the absence of other available alternatives, the board of directors of the Company determined that it was in the best interests of the Company and its stakeholders to proceed with the commencement of the Receivership Proceedings” added Holcomb.

Further information regarding the Receivership Proceedings can be obtained from the Receiver once appointed. Frank A. Segall of Blank Rome LLP is serving as legal counsel to Gold Flora. As a result of its filing for a voluntary receivership, Gold Flora anticipates that its common stock and warrants will be suspended from trading on the Cboe Canada exchange. It is anticipated that Gold Flora will ultimately be delisted from Cboe Canada.

About Gold Flora Corporation

Gold Flora Corporation is vertically-integrated cannabis leader that owns and operates multiple premium indoor cannabis cultivation facilities, 16 retail dispensaries in strategic geographies, a distribution business selling first party and third party brands into hundreds of dispensaries across California, and a robust portfolio of cannabis brands and SKUs aimed at different consumer segments. The Company's retail operations include Airfield Supply Company, Caliva, Coastal, Calma, King's Crew, Varda, Deli, and Higher Level dispensaries, and its distribution company operates under the name Stately Distribution.

Gold Flora Corporation's indoor cultivation canopy currently comprises approximately 107,000 square feet across three facilities in its Desert Hot Springs campus and two San Jose cultivation facilities. The Desert Hot Springs campus also houses the Company's manufacturing and extraction facilities and Stately Distribution. This centralized location provides for optimal security and logistics benefits and protects the product as it moves though the Company's larger pipeline.

With hubs throughout the state, the Company distributes many prominent brands, including its own premium lines of Gramlin, Gold Flora, Cruisers, Roll Bleezy, Aviation Cannabis, Jetfuel Cannabis, and Monogram.

References to information included on, or accessible through, websites and social media platforms do not constitute incorporation herein by reference of the information contained at or available through such websites or social media platforms, and the reader should not consider such information to be part of this press release.

For the latest news, activities, and media coverage, please visit www.goldflora.com.

Forward Looking Statements

This press release contains "forward-looking information" within the meaning of applicable Canadian securities legislation and the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to the receivership application and expected process, expectations or forecasts of business, operations, financial performance, prospects, and other plans, intentions, estimates and beliefs, and may include statements regarding the ability and timing of the appointment of a receiver, the ability to sell the Company’s California operations as a going concern, the Company’s future prospects, the Company’s ability to continue operating as a going concern during the receivership process, the ability and timing of the appointment of the Receiver, the identity of the Receiver, and the Receiver’s scope of authority. Words such as "expects," "continue," "will," "anticipates," and "intends," or similar expressions, are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward–looking statements are based on Gold Flora's current projections and expectations about future events and financial trends that it believes might affect its financial condition, results of operations, prospects, business strategy and financial needs, and on certain assumptions and analysis made by it in light of the experience and perception of historical trends, current conditions and expected future developments and other factors it believes are appropriate. Forward-looking information and statements involve and are subject to assumptions and known and unknown risks, uncertainties, and other factors which may cause actual events, results, performance, or achievements to be materially different from future events, results, performance, and achievements expressed or implied by forward looking information and statements herein. Such risks and uncertainties include, but are not limited to, the ability to appoint a Receiver and initiate receivership proceedings in accordance with California law; the receivership process, the Company’s ability to obtain approval from the Court with respect to motions or other requests made to the Court throughout the course of the receivership; the effects of the receivership on the liquidity, results of operations and business of the Company and its subsidiaries; the Company’s ability to negotiate with its lenders or enter into agreements for strategic alternatives; the Company’s ability to continue as a going concern during the receivership and going forward; the potential for governmental investigations and inquiries, regulatory actions and lawsuits; and other risks discussed in the Company’s filings with the U.S. Securities and Exchange Commission (“SEC”). Although Gold Flora believes that any forward-looking information and statements herein are reasonable, in light of the use of assumptions and the significant risks and uncertainties inherent in such information and statements, there can be no assurance that any such forward-looking information and statements will prove to be accurate, and accordingly readers are advised to rely on their own evaluation of such risks and uncertainties and should not place undue reliance upon such forward-looking information and statements. Any forward-looking information and statements herein are made as of the date hereof and, except as required by applicable laws, Gold Flora does not assume any obligation to update or revise any forward-looking information or statements contained herein or to update the reasons that actual events or results could or do differ from those projected in any forward-looking information and statements herein, whether as a result of new information, future events or results, or otherwise.

Cautionary Note Regarding the Company’s Securities

The Company cautions that trading in the Company’s securities during the pendency of the anticipated receivership is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders of the Company’s securities in the receivership process. The Company expects that holders of shares of the Company’s securities could experience a significant or complete loss on their investment, depending on the outcome of the receivership. Accordingly, the Company urges extreme caution with respect to existing and future investments in its common stock.
SOURCE Gold Flora Corporation

Gold Flora Corporation Inc.,
Laurie Holcomb,
Chairman & CEO,
+1 (949) 252-1908 ext 300;

Investor Contact,
ir@goldflora.com